UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 11, 2003



                            NPS PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                  0-23272                87-0439579
(State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)            File Number)        Identification No.)



  420 Chipeta Way, Salt Lake City, Utah                         84108
(Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (801) 583-4939

Item 5.   Other Events and Required FD Disclosure.

     On June 11, 2003, NPS Pharmaceuticals, Inc. (the "Company") issued a press release announcing its intention to offer a new issue of $125 million of Convertible Notes due 2008 to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). These Notes will be convertible into the Company's common stock at a price to be determined. The Company also intends to grant the initial purchasers of the Notes an option to purchase an additional $25 million principal amount of the Notes. A copy of the Company's press release issued on June 11, 2003, pursuant to Rule 135c of the Securities Act is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

     Later on June 11, 2003, the Company issued a press release announcing that it had agreed to privately place $170 million aggregate principal amount of Convertible Notes due 2008 ($45 million more than previously announced). These Notes will be convertible into NPS Pharmaceuticals, Inc. common stock at a conversion price of $36.59 per share (reflecting a premium of 35%, relative to the NASDAQ closing price for the Company's common stock of $27.10 on June 11,
2003), and will bear interest at a rate of 3% per annum. The Company has granted the initial purchasers of the Notes a 30-day option to purchase an additional $22 million principal amount of the Notes. The offering of the notes, which will be made to qualified institutional buyers as defined in Rule 144A of the Securities Act, is expected to close on June 17, 2003. A copy of the Company's press release issued on June 11, 2003 pursuant to Rule 135c of the Securities Act is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

     The securities described in this Form 8-K have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell these securities nor is it a solicitation of an offer to purchase these securities. The statements in this Form 8-K regarding future aspects relating to the offering and other statements which are not historical facts are forward-looking statements that involve risks and uncertainties, including, but not limited to, market and competitive conditions, that may cause actual future experience and results to differ materially from the statements made.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

               Exhibit      Description
               -------      -----------

               99.1 Press Release of NPS Pharmaceuticals, Inc. dated June 11, 2003, issued pursuant to Rule 135c of the Securities Act.

               99.2 Press Release of NPS Pharmaceuticals, Inc. dated June 11, 2003, issued pursuant to Rule 135c of the Securities Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NPS PHARMACEUTICALS, INC.


Date: June 16, 2003                       By: /s/ Hunter Jackson
                                             -----------------------------------
                                              Hunter Jackson, Ph.D.
                                              Chief Executive Officer, President
                                              and Chairman of the Board

                                  EXHIBIT INDEX

Exhibit                              Description
-------                              -----------

  99.1 Press Release of NPS Pharmaceuticals, Inc. dated June 11, 2003, pursuant to Rule 135c of the Securities Act.

  99.2 Press Release of NPS Pharmaceuticals, Inc. dated June 11, 2003, pursuant to Rule 135c of the Securities Act.